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As filed with the Securities and Exchange Commission on May 28, 2008

Registration No. 333-151014

Securities and Exchange Commission
Washington, D.C. 20549

AMENDMENT NO. 1
TO
FORM S-4

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

AMEREN ENERGY GENERATING COMPANY
(Exact name of registrant as specified in its charter)

Illinois	4911	37-1395586
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

1901 Chouteau Avenue
St. Louis, Missouri 63103
(314) 621-3222

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Jerre E. Birdsong
Vice President and Treasurer
Ameren Energy Generating Company
1901 Chouteau Avenue
St. Louis, Missouri 63103
(314) 621-3222

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Steven R. Sullivan Senior Vice President, General Counsel and Secretary Ameren Energy Generating Company 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	William J. Harmon Jones Day 77 West Wacker Drive Chicago, Illinois 60601 (312) 782-3939

         Approximate date of commencement of proposed sale to the public: As soon as practicable on or after the effective date of this Registration Statement.

         If the securities being registered on this form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

         If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

         The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

PART II:
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.    Indemnification of Directors and Officers

        Under Section 8.75 of the Illinois Business Corporation Act of 1983, Ameren Energy Generating Company is empowered, subject to the procedures and limitations stated therein, to indemnify any person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) to which such person is made a party or threatened to be made a party by reason of his being or having been a director, officer, employee or agent of Ameren Energy Generating Company, or serving or having served at the request of Ameren Energy Generating Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Section 8.75 further provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any by-law, agreement, vote of stockholders or disinterested directors, or otherwise, and that such indemnification shall continue as to a director, officer, employee or agent of Ameren Energy Generating Company who has ceased to serve in such capacity, and shall inure to the benefit of the heirs, executors and administrators of such a person.

        The By-Laws of Ameren Energy Generating Company provide that Ameren Energy Generating Company will indemnify any person who was or is a party, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of Ameren Energy Generating Company) by reason of the fact that such person is or was a director, officer, employee or agent of Ameren Energy Generating Company, or who is or was serving at the request of Ameren Energy Generating Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of Ameren Energy Generating Company and, with respect to any criminal action or proceeding, if such person had no reasonable cause to believe such person's conduct was unlawful.

        The By-Laws of Ameren Energy Generating Company also provide that Ameren Energy Generating Company will indemnify any person who was or is a party, or is threatened to be made a party to, any threatened, pending or completed action or suit by or in the right of Ameren Energy Generating Company to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of Ameren Energy Generating Company, or is or was serving at the request of Ameren Energy Generating Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, if such person being indemnified acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of Ameren Energy Generating Company, provided that no indemnification will be made with respect to any claim, issue, or matter as to which such person has been adjudged to have been liable to Ameren Energy Generating Company, unless, and only to the extent that, the court in which such action or suit was brought will determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. The indemnification is not exclusive of other rights and will continue as to a person who has ceased to be a director, officer, employee or agent and will insure to the benefit of his heirs, executors and administrators.

        Ameren Energy Generating Company presently has an insurance policy covering its directors and officers to insure against certain losses incurred by them.

Item 21.    Exhibits

Exhibit No.	Description
3.1	Articles of Incorporation of Ameren Energy Generating Company (the "Company") (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-4, filed March 6, 2001 (File No. 333-56594))
3.2
Amendment to Articles of Incorporation of the Company, filed April 19, 2000 (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-4, filed March 6, 2001 (File No. 333-56594))
3.3	By-Laws, as amended to October 8, 2004 (incorporated by reference to Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004)
4.1
Indenture, dated as of November 1, 2000, from the Company to The Bank of New York Trust Company, N.A., as successor trustee (the "Indenture") (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-4, filed March 6, 2001 (File No. 333-56594))
4.2
First Supplemental Indenture, dated as of November 1, 2000, to the Indenture, relating to the Company's 8.35% Senior Notes, Series B due 2010 (incorporated by reference to Exhibit 4.2 to the Company's Registration Statement on Form S-4, filed March 6, 2001 (File No. 333-56594))
4.3
Form of Second Supplemental Indenture, dated as of June 12, 200,1 to the Indenture, relating to the Company's 8.35% Senior Notes, Series D due 2010 (incorporated by reference to Exhibit 4.3 to the Company's Registration Statement on Form S-4, filed March 6, 2001 (File No. 333-56594))
4.4
Third Supplemental Indenture, dated as of June 1, 2002, to the Indenture, relating to the Company's 7.95% Senior Notes, Series E due 2032 (incorporated by reference to Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002)
4.5
Fourth Supplemental Indenture, dated as of January 15, 2003, to the Indenture, relating to the Company's 7.95% Senior Notes, Series F due 2032 (incorporated by reference to Exhibit 4.5 to the Company's Annual Report on Form 10-K for the year ended December 31, 2002)
4.6
Fifth Supplemental Indenture, dated as of April 1, 2008, to the Indenture, relating to the Company's 7.00% Senior Notes, Series G due 2018 (incorporated by reference to Exhibit 4.2 to the Company's Current Report on Form 8-K, filed April 9, 2008)
4.7	Form of Sixth Supplemental Indenture to the Indenture, relating to the Company's 7.00% Senior Notes, Series H due 2018 *
4.8	Registration Rights Agreement, dated as of April 9, 2008, between the Company and Lehman Brothers Inc., UBS Securities LLC and Wachovia Capital Markets, LLC, as initial purchasers *
4.9
Amended and Restated Company Subordinated Promissory Note, dated as of May 1, 2005 (incorporated by reference to Exhibit 4.1 to Ameren Corporation's ("Ameren") Current Report on Form 8-K, filed May 2, 2005)
5.1	Opinion of Jones Day *

10.1
Amended and Restated Power Supply Agreement, dated March 28, 2008, between Ameren Energy Marketing Company and the Company (incorporated by reference to Exhibit 10.3 to the Company's Current Report on Form 8-K, filed March 28, 2008)
10.2
Ameren System Amended and Restated Non-State-Regulated Subsidiary Money Pool Agreement, dated as of March 1, 2008 (incorporated by reference to Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008)
10.3
Amended and Restated Five-Year Revolving Credit Agreement, dated as of July 14, 2006, currently among Ameren, Union Electric Company, the Company and JPMorgan Chase Bank, N.A., as administrative agent ("Credit Agreement") (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, dated July 18, 2006)
10.4	Ameren's Long-Term Incentive Plan of 1998 (incorporated by reference to Exhibit 10.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 1998) **
10.5	First Amendment to Ameren's Long-Term Incentive Plan of 1998 (incorporated by reference to Exhibit 10.6 to the Company's Current Report on Form 8-K, dated February 16, 2006) **
10.6	Form of Restricted Stock Award under Ameren's Long-Term Incentive Plan of 1998 (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, dated February 14, 2005) **
10.7
Ameren's Deferred Compensation Plan for Members of the Ameren Leadership Team, as amended and restated effective January 1, 2001 (incorporated by reference to Exhibit 10.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2000) **
10.9
Ameren's Executive Incentive Compensation Program Elective Deferral Provisions for Members of the Ameren Leadership Team as amended and restated effective January 1, 2001 (incorporated by reference to Exhibit 10.2 to the Company's Annual Report on Form 10-K for the year ended December 31, 2000) **
10.10	Ameren 2007 Deferred Compensation Plan (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, dated December 5, 2006) **
10.11	2004 Ameren Executive Incentive Plan (incorporated by reference to Exhibit 10.7 to the Company's Annual Report on Form 10-K for the year ended December 31, 2003) **
10.12	2005 Ameren Executive Incentive Plan (incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K, dated February 14, 2005) **
10.13	2006 Ameren Executive Incentive Plan (incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K, dated February 16, 2006) **
10.14	2007 Executive Incentive Compensation Plan (incorporated by reference to Exhibit 99.3 to the Company's Current Report on Form 8-K, dated February 15, 2007) **
10.15	2008 Executive Incentive Compensation Plan (incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K, dated December 18, 2007) **
10.16
2005 and 2006 Base Salary Table for Named Executive Officers and 2006 Executive Officer Bonus Targets (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, dated December 15, 2005) **

10.17	2007 Base Salary Table for Named Executive Officers (incorporated by reference to Exhibit 10.2 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007) **
10.18	2008 Base Salary Table for Named Executive Officers (incorporated by reference to Exhibit 10.31 to the Company's Annual Report on Form 10-K for the year ended December 31, 2007) **
10.19
Amended and Restated Ameren Corporation Change of Control Severance Plan (incorporated by reference to Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007) **
10.20
December 14, 2007 Revised Schedule I to Amended and Restated Ameren Corporation Change of Control Severance Plan (incorporated by reference to Exhibit 10.33 to the Company's Annual Report on Form 10-K for the year ended December 31, 2007) **
10.21
Table of 2005 Cash Bonus Awards and 2006 Performance Share Unit Awards Issued to Named Executive Officers (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, dated February 16, 2006) **
10.22
Table of Target 2007 Performance Share Unit Awards Issued to Named Executive Officers (incorporated by reference to Exhibit 99.4 to the Company's Current Report on Form 8-K, dated February 15, 2007) **
10.23
Table of Target 2008 Performance Share Unit Awards Issued to Named Executive Officers (incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K, dated February 14, 2008) **
10.24	Ameren Corporation 2006 Omnibus Incentive Compensation Plan (incorporated by reference to Exhibit 10.3 to the Company's Current Report on Form 8-K, dated February 16, 2006) **
10.25
Form of Performance Share Unit Award Issued Pursuant to 2006 Omnibus Incentive Compensation Plan (incorporated by reference to Exhibit 10.4 to the Company's Current Report on Form 8-K, dated February 16, 2006) **
12.1
Statement re: computation of ratio of earnings to fixed charges (incorporated by reference to Exhibit 12.4 to the Company's Annual Report on Form 10-K for the year ended December 31, 2007 and Exhibit 12.4 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008)
23.1	Consent of PricewaterhouseCoopers LLP *
23.2	Consent of Jones Day (included as part of Opinion of Jones Day filed as Exhibit 5.1)
25.1	Form T-1 Statement of Eligibility of The Bank of New York Trust Company, N.A., as Trustee *
99.1	Form of Letter of Transmittal *
99.2	Form of Letter to Registered Holder and/or DTC Participant *
99.3	Form of Notice Guaranteed Delivery *

*
Previously filed.

**
Management compensatory plan or arrangement.

Item 22.    Undertakings

        The undersigned registrant hereby undertakes:

  1.
  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

  (i)
  To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

  (ii)
  To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

  (iii)
  To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

  2.
  That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  3.
  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  4.
  That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

  (i)
  Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

  (ii)
  Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

        The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through the use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

        The registrant undertakes that every prospectus (i) that is filed pursuant to the immediately preceding paragraph or (ii) that purports to meet the requirements of section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into this prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

        The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

        Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on May 28, 2008.

AMEREN ENERGY GENERATING COMPANY
By:	/s/ JERRE E. BIRDSONG Jerre E. Birdsong Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ R. ALAN KELLEY R. Alan Kelley	President and Director (Principal Executive Officer)	May 28, 2008
/s/ WARNER L. BAXTER Warner L. Baxter	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)	May 28, 2008
/s/ MARTIN J. LYONS Martin J. Lyons	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	May 28, 2008
/s/ DANIEL F. COLE Daniel F. Cole	Director	May 28, 2008
/s/ STEVEN R. SULLIVAN Steven R. Sullivan	Director	May 28, 2008

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles of Incorporation of Ameren Energy Generating Company (the "Company") (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-4, filed March 6, 2001 (File No. 333-56594))
3.2
Amendment to Articles of Incorporation of the Company, filed April 19, 2000 (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-4, filed March 6, 2001 (File No. 333-56594))
3.3	By-Laws, as amended to October 8, 2004 (incorporated by reference to Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004)
4.1
Indenture, dated as of November 1, 2000, from the Company to The Bank of New York Trust Company, N.A., as successor trustee (the "Indenture") (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-4, filed March 6, 2001 (File No. 333-56594))
4.2
First Supplemental Indenture, dated as of November 1, 2000, to the Indenture, relating to the Company's 8.35% Senior Notes, Series B due 2010 (incorporated by reference to Exhibit 4.2 to the Company's Registration Statement on Form S-4, filed March 6, 2001 (File No. 333-56594))
4.3
Form of Second Supplemental Indenture, dated as of June 12, 200,1 to the Indenture, relating to the Company's 8.35% Senior Notes, Series D due 2010 (incorporated by reference to Exhibit 4.3 to the Company's Registration Statement on Form S-4, filed March 6, 2001 (File No. 333-56594))
4.4
Third Supplemental Indenture, dated as of June 1, 2002, to the Indenture, relating to the Company's 7.95% Senior Notes, Series E due 2032 (incorporated by reference to Exhibit 4.1 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002)
4.5
Fourth Supplemental Indenture, dated as of January 15, 2003, to the Indenture, relating to the Company's 7.95% Senior Notes, Series F due 2032 (incorporated by reference to Exhibit 4.5 to the Company's Annual Report on Form 10-K for the year ended December 31, 2002)
4.6
Fifth Supplemental Indenture, dated as of April 1, 2008, to the Indenture, relating to the Company's 7.00% Senior Notes, Series G due 2018 (incorporated by reference to Exhibit 4.2 to the Company's Current Report on Form 8-K, filed April 9, 2008)
4.7	Form of Sixth Supplemental Indenture to the Indenture, relating to the Company's 7.00% Senior Notes, Series H due 2018 *
4.8	Registration Rights Agreement, dated as of April 9, 2008, between the Company and Lehman Brothers Inc., UBS Securities LLC and Wachovia Capital Markets, LLC, as initial purchasers *
4.9
Amended and Restated Company Subordinated Promissory Note, dated as of May 1, 2005 (incorporated by reference to Exhibit 4.1 to Ameren Corporation's ("Ameren") Current Report on Form 8-K, filed May 2, 2005)
5.1	Opinion of Jones Day *
10.1
Amended and Restated Power Supply Agreement, dated March 28, 2008, between Ameren Energy Marketing Company and the Company (incorporated by reference to Exhibit 10.3 to The Company's Current Report on Form 8-K, filed March 28, 2008)

10.2
Ameren System Amended and Restated Non-State-Regulated Subsidiary Money Pool Agreement, dated as of March 1, 2008 (incorporated by reference to Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008)
10.3
Amended and Restated Five-Year Revolving Credit Agreement, dated as of July 14, 2006, currently among Ameren, Union Electric Company, the Company and JPMorgan Chase Bank, N.A., as administrative agent ("Credit Agreement") (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, dated July 18, 2006)
10.4	Ameren's Long-Term Incentive Plan of 1998 (incorporated by reference to Exhibit 10.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 1998) **
10.5	First Amendment to Ameren's Long-Term Incentive Plan of 1998 (incorporated by reference to Exhibit 10.6 to the Company's Current Report on Form 8-K, dated February 16, 2006) **
10.6	Form of Restricted Stock Award under Ameren's Long-Term Incentive Plan of 1998 (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, dated February 14, 2005) **
10.7
Ameren's Deferred Compensation Plan for Members of the Ameren Leadership Team, as amended and restated effective January 1, 2001 (incorporated by reference to Exhibit 10.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2000) **
10.9
Ameren's Executive Incentive Compensation Program Elective Deferral Provisions for Members of the Ameren Leadership Team as amended and restated effective January 1, 2001 (incorporated by reference to Exhibit 10.2 to the Company's Annual Report on Form 10-K for the year ended December 31, 2000) **
10.10	Ameren 2007 Deferred Compensation Plan (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, dated December 5, 2006) **
10.11	2004 Ameren Executive Incentive Plan (incorporated by reference to Exhibit 10.7 to the Company's Annual Report on Form 10-K for the year ended December 31, 2003) **
10.12	2005 Ameren Executive Incentive Plan (incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K, dated February 14, 2005) **
10.13	2006 Ameren Executive Incentive Plan (incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K, dated February 16, 2006) **
10.14	2007 Executive Incentive Compensation Plan (incorporated by reference to Exhibit 99.3 to the Company's Current Report on Form 8-K, dated February 15, 2007) **
10.15	2008 Executive Incentive Compensation Plan (incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K, dated December 18, 2007) **
10.16
2005 and 2006 Base Salary Table for Named Executive Officers and 2006 Executive Officer Bonus Targets (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, dated December 15, 2005) **
10.17	2007 Base Salary Table for Named Executive Officers (incorporated by reference to Exhibit 10.2 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007) **
10.18	2008 Base Salary Table for Named Executive Officers (incorporated by reference to Exhibit 10.31 to the Company's Annual Report on Form 10-K for the year ended December 31, 2007) **

10.19
Amended and Restated Ameren Corporation Change of Control Severance Plan (incorporated by reference to Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007) **
10.20
December 14, 2007 Revised Schedule I to Amended and Restated Ameren Corporation Change of Control Severance Plan (incorporated by reference to Exhibit 10.33 to the Company's Annual Report on Form 10-K for the year ended December 31, 2007) **
10.21
Table of 2005 Cash Bonus Awards and 2006 Performance Share Unit Awards Issued to Named Executive Officers (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K, dated February 16, 2006) **
10.22
Table of Target 2007 Performance Share Unit Awards Issued to Named Executive Officers (incorporated by reference to Exhibit 99.4 to the Company's Current Report on Form 8-K, dated February 15, 2007) **
10.23
Table of Target 2008 Performance Share Unit Awards Issued to Named Executive Officers (incorporated by reference to Exhibit 99.1 to the Company's Current Report on Form 8-K, dated February 14, 2008) **
10.24	Ameren Corporation 2006 Omnibus Incentive Compensation Plan (incorporated by reference to Exhibit 10.3 to the Company's Current Report on Form 8-K, dated February 16, 2006) **
10.25
Form of Performance Share Unit Award Issued Pursuant to 2006 Omnibus Incentive Compensation Plan (incorporated by reference to Exhibit 10.4 to the Company's Current Report on Form 8-K, dated February 16, 2006) **
12.1
Statement re: computation of ratio of earnings to fixed charges (incorporated by reference to Exhibit 12.4 to the Company's Annual Report on Form 10-K for the year ended December 31, 2007 and Exhibit 12.4 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008)
23.1	Consent of PricewaterhouseCoopers LLP *
23.2	Consent of Jones Day (included as part of Opinion of Jones Day filed as Exhibit 5.1)
25.1	Form T-1 Statement of Eligibility of The Bank of New York Trust Company, N.A., as Trustee *
99.1	Form of Letter of Transmittal *
99.2	Form of Letter to Registered Holder and/or DTC Participant *
99.3	Form of Notice Guaranteed Delivery *

*
Previously filed.

**
Management compensatory plan or arrangement.

QuickLinks

PART II: INFORMATION NOT REQUIRED IN PROSPECTUS
  Item 20. Indemnification of Directors and Officers
  Item 21. Exhibits
  Item 22. Undertakings
SIGNATURES
EXHIBIT INDEX